Exhibit 10.1

Execution Version

SIXTH AMENDMENT TO CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of June 16, 2014, among PENN VIRGINIA HOLDING CORP. (the “the Borrower”), PENN VIRGINIA CORPORATION (the “Parent”), the other Credit Parties party hereto, the lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent (in such capacity, the “Administrative Agent”).

WITNESSETH:

WHEREAS, the Parent, the Borrower, the lenders party thereto and the Administrative Agent entered into the Credit Agreement dated as of September 28, 2012 (as amended by that certain Waiver and First Amendment dated as of April 2, 2013, that certain Waiver and Second Amendment dated as of April 10, 2013, that certain Assignment and Third Amendment dated as of May 30, 2013, that certain Assignment and Fourth Amendment dated as of October 28, 2013, and that certain Fifth Amendment and Borrowing Base Redetermination Agreement dated as of May 12, 2014, and as otherwise amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Parent has notified the Administrative Agent and the Lenders that it intends to (a) issue certain Series B Convertible Perpetual Preferred Stock and (b) may make certain cash payments to one or more holders of the Parent’s currently outstanding Series A Convertible Perpetual Preferred Stock to induce such holders to convert all or a portion thereof into common stock of the Parent (the “Series A Conversion Payments”);

WHEREAS, to facilitate the payment of dividends or other distributions to the holders of the Parent’s convertible preferred stock from time to time and the Series A Conversion Payments, the Parent and the Borrower have requested that Section 6.06 of the Credit Agreement be amended as more particularly set forth herein;

WHEREAS, the Administrative Agent and the Lenders party hereto are willing to amend the Credit Agreement as more particularly set forth herein (and subject to the terms and conditions set forth herein);

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, the parties to this Amendment hereby agree as follows:

Section 1. Defined Terms. Except as may otherwise be provided herein, all capitalized terms that are defined in the Credit Agreement shall have the same meanings herein as therein defined, all of such terms and their definitions being incorporated herein by reference.

Section 2. Amendments to Credit Agreement. Section 6.06 (Restricted Payments) of the Credit Agreement is hereby amended by:

(a) deleting the reference to “$15,000,000” in clause (c) thereof and inserting “$30,000,000” in its place; and

(b) deleting the word “and” immediately preceding clause (d) thereof, deleting the period at the end of clause (d) and inserting “, and” in its place, and inserting the following new clause (e) at the end of Section 6.06:

“(e) payments in cash made on or before December 31, 2014 in an aggregate amount not to exceed $20,000,000 to one or more holders of Parent’s Convertible Perpetual Preferred Stock, Series A, to induce such holders to convert all or a portion thereof into common stock of Parent.”

Section 3. Conditions of Effectiveness. This Amendment will become effective on the date on which each of the following conditions precedent are satisfied or waived (the “Amendment Effective Date”):

(a) The Parent, the Borrower, each other Credit Party and Lenders comprising at least the Majority Lenders shall have delivered to the Administrative Agent duly executed counterparts of this Amendment.

(b) The Borrower and the Parent shall have confirmed and acknowledged to the Administrative Agent and the Lenders, and by their execution and delivery of this Amendment, the Borrower and the Parent do each hereby confirm and acknowledge to the Administrative Agent and the Lenders, that before and after giving effect to this Amendment (i) the representations and warranties of the Parent, the Borrower and the Guarantors set forth in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects, or, to the extent that a particular representation or warranty is qualified as to materiality, such representation or warranty shall be true and correct, in each case, on and as of the Amendment Effective Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date, such representations and warranties shall continue to be true and correct as of such specified earlier date; and (ii) no Default or Event of Default exists.

Section 4. Representations and Warranties.

(a) On the Amendment Effective Date, each of the Parent and the Borrower represents and warrants to the Administrative Agent and each of the Lenders that:

(i) Each Credit Party (i) is validly existing and (ii) has the power and authority to execute and deliver this Amendment and perform its obligations under this Amendment and the Loan Documents to which it is a party as amended hereby.

(ii) The execution and delivery by the Credit Parties of this Amendment, and the performance of this Amendment and the Credit Agreement as amended hereby, have been duly authorized by all necessary corporate action, and this Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of such Credit Party, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity, regardless of whether considered in a proceeding in equity or at law.

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(iii) Neither the execution and delivery of this Amendment, nor compliance with the terms and provisions hereof or thereof, will conflict with or result in a breach of, or require any consent that has not been obtained as of the Amendment Effective Date, the respective Organizational Documents of any Credit Party, any Governmental Requirement, any Unsecured Notes Document, any Permitted Second Lien Loan Document (if any) or any other material agreement or instrument to which any Credit Party is a party or by which it is bound or to which it or its Properties are subject.

Section 5. Continuing Effectiveness. Except as specifically set forth in this Amendment, the Credit Agreement and the other Loan Documents are not amended, modified or affected hereby. Each Credit Party hereby ratifies and confirms that (i) except as specifically set forth in this Amendment, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Credit Agreement and each other Loan Document remain in full force and effect and (ii) the Collateral is unimpaired by this Amendment. Upon the Amendment Effective Date and thereafter, (x) each reference in the Credit Agreement to “this Amendment,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby, and (y) each reference to the “Credit Agreement” in any other Loan Document, as applicable, shall be a reference to the Credit Agreement as amended hereby.

Section 6. Counterparts. This Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or via other electronic means shall be effective as delivery of manually executed counterpart of this Amendment.

Section 7. No Waiver. Each of the Parent and the Borrower hereby agrees that except as expressly set forth in this Amendment, no Default has been waived or remedied by the execution of this Amendment by the Administrative Agent or any Lender, and any such Default heretofore arising and currently continuing shall continue after the execution and delivery hereof. Nothing contained in this Amendment nor any past indulgence by the Administrative Agent, any Issuing Bank or any Lender, nor any other action or inaction on behalf of the Administrative Agent, any Issuing Bank or any Lender shall constitute or be deemed to constitute an election of remedies by the Administrative Agent, any Issuing Bank or any Lender.

Section 8. Loan Document. This Amendment is a Loan Document.

Section 9. Incorporation by Reference. Sections 1.03, 9.03(a), 9.07, 9.09, 9.10, 9.11, 9.15 of the Credit Agreement are incorporated herein, mutatis mutandis.

Section 10. NO ORAL AGREEMENTS. THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN SUCH PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY PARENT, BORROWER, ANY OTHER CREDIT PARTY, THE ADMINISTRATIVE AGENT,

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ANY ISSUING BANK AND/OR LENDERS REPRESENT THE FINAL AGREEMENT REGARDING THE MATTERS HEREIN BETWEEN SUCH PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BY SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN SUCH PARTIES.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officer(s) as of the date first above written.

WELLS FARGO BANK, N.A., as the Administrative Agent and a Lender

By	/s/ Reed V. Thompson
	Name:	Reed V. Thompson
	Title:	Managing Director

Signature Page to Amendment

ROYAL BANK OF CANADA, as a Lender

By	/s/ Kristen Spivey
	Name:	Kristen Spivey
	Title:	Authorized Signatory

Signature Page to Amendment

BANK OF AMERICA, N.A., as a Lender

By	/s/ Kenneth Phelan
	Name:	Kenneth Phelan
	Title:	Vice President

Signature Page to Amendment

SCOTIABANC INC., as a Lender

By	/s/ J.F. Todd
	Name:	J.F. Todd
	Title:	Managing Director

Signature Page to Amendment

CREDIT SUISSE AG, Cayman Islands Branch, as a Lender

By	/s/ Nupur Kumar
	Name:	Nupur Kumar
	Title:	Authorized Signatory

By	/s/ Samuel Miller
	Name:	Samuel Miller
	Title:	Authorized Signatory

Signature Page to Amendment

BRANCH BANKING AND TRUST COMPANY, as a Lender

By	/s/ Parul June
	Name:	Parul June
	Title:	Vice President

Signature Page to Amendment

BARCLAYS BANK, PLC, as a Lender

By	/s/ Nina Guinchard
	Name:	Nina Guinchard
	Title:	Assistant Vice President

Signature Page to Amendment

COMERICA BANK, as a Lender

By	/s/ John S. Lesikar
	Name:	John S. Lesikar
	Title:	Vice President

Signature Page to Amendment

SOCIÉTÉ GÉNÉRALE, as a Lender

By	/s/ David Bornstein
	Name:	David Bornstein
	Title:	Director

Signature Page to Amendment

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By	/s/ Kristin N. Oswald
	Name:	Kristin N. Oswald
	Title:	Vice President

Signature Page to Amendment

SUNTRUST BANK, as a Lender

By	/s/ Shannon Juhan
	Name:	Shannon Juhan
	Title:	Vice President

Signature Page to Amendment

SANTANDER BANK, N.A., as a Lender

By	/s/ Aidan Lanigan
	Name:	Aidan Lanigan
	Title:	Senior Vice President

By	/s/ Puiki Lok
	Name:	Puiki Lok
	Title:	Vice President

Signature Page to Amendment

PENN VIRGINIA HOLDING CORP., as the Borrower

By	/s/ Steven A. Hartman
	Name:	Steven A. Hartman
	Title:	Senior Vice President and Chief Financial Officer

PENN VIRGINIA CORPORATION, as the Parent

By	/s/ Steven A. Hartman
	Name:	Steven A. Hartman
	Title:	Senior Vice President and Chief Financial Officer

Solely with respect to Sections 5 through 10:

PENN VIRGINIA OIL & GAS CORPORATION, a Virginia corporation

By:	/s/ Steven A. Hartman
Name:	Steven A. Hartman
Title:	Senior Vice President and Chief Financial Officer

PENN VIRGINIA OIL & GAS GP LLC, a Delaware limited liability company

By:	/s/ Steven A. Hartman
Name:	Steven A. Hartman
Title:	Senior Vice President and Chief Financial Officer

PENN VIRGINIA OIL & GAS LP LLC, a Delaware limited liability company

By:	/s/ Steven A. Hartman
Name:	Steven A. Hartman
Title:	Senior Vice President and Chief Financial Officer

Signature Page to Amendment

PENN VIRGINIA OIL & GAS, L.P.,
a Texas limited partnership By: Penn Virginia Oil & Gas GP LLC, its general partner

By:	/s/ Steven A. Hartman
Name:	Steven A. Hartman
Title:	Senior Vice President and Chief Financial Officer

PENN VIRGINIA MC CORPORATION, a Delaware corporation

By:	/s/ Steven A. Hartman
Name:	Steven A. Hartman
Title:	Senior Vice President and Chief Financial Officer

PENN VIRGINIA MC ENERGY L.L.C., a Delaware limited liability company

By:	/s/ Steven A. Hartman
Name:	Steven A. Hartman
Title:	Senior Vice President and Chief Financial Officer

PENN VIRGINIA MC OPERATING COMPANY L.L.C., a Delaware limited liability company

By:	/s/ Steven A. Hartman
Name:	Steven A. Hartman
Title:	Senior Vice President and Chief Financial Officer

Signature Page to Amendment